                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 22, 2007
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                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
               (Exact name of registrant as specified in charter)

          NEW YORK                     0-3319               13-1784308
          --------                     ------               ----------
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)

                11550 West King Street, Franklin Park, IL 60131
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           (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
                                                            --------------

         -------------------------------------------------------------
          (Former name or former address, if changed since last report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

        On August 22, 2007,  the  registrant  issued a press release  announcing that Joseph F. Flies, currently the Vice President of Operations for Del Medical
Systems,  has also been  appointed  to lead the newly formed  Universal  Product
Group, effective as of August 1, 2007.

     For additional information, reference is made to the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits

             99.1 Press Release dated August 22, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    DEL GLOBAL TECHNOLOGIES CORP.
                                               (Registrant)

Date: August 23, 2007
                                    By: /s/ Mark A. Zorko
                                        ----------------------------------------
                                    Name:  Mark A. Zorko
                                    Title: Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated August 22, 2007.